Exhibit 99.1


                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re: Fresh Choice, Inc                             |  Case No.  04-54318 (ASW)
       485 Cochrane Circle                           |            -------------
       Morgan Hill, CA 95037                         |  CHAPTER 11
                                                     |  MONTHLY OPERATING REPORT
                                                     |  (GENERAL BUSINESS CASE)
_____________________________________________________|

                           SUMMARY OF FINANCIAL STATUS

     MONTH ENDED:  10/31/04 (1)                         PETITION DATE: 07/12/04
                  -------------                                       ----------

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here _____ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
     Dollars reported in $1
                         ---
                                                                        As
                                     End of Current  End of Prior   of Petition
2.   Asset and Liability Structure        Month         Month         Filing
                                          -----         -----         ------

     a. Current Assets                $  7,135,517  $  7,013,514
                                      ------------- -------------
     b. Total Assets                  $ 23,245,812  $ 23,320,210  $  22,899,629
                                      ------------- ------------- --------------
     c. Current Liabilities           $  6,950,244  $  6,436,066
                                      ------------- -------------
     d. Total Liabilities             $ 21,801,539  $ 21,205,966  $  19,707,707
                                      ------------- ------------- --------------

3.   Statement of Cash Receipts &                                   Cumulative
      Disbursements                   Current Month  Prior Month   Case to Date
                                      ------------- ------------- --------------

     a. Total Receipts                $  5,218,705  $  5,345,847  $  22,407,059
                                      ------------- ------------- --------------
     b. Total Disbursements           $  4,946,138  $  5,469,159  $  20,934,954
                                      ------------- ------------- --------------
     c. Excess (Deficiency) of
         Receipts Over Disbursements
         (a - b)                      $    272,567  $   (123,312) $   1,472,105
                                      ------------- ------------- --------------
     e. Cash Balance Beginning of
         Month                        $  2,524,013  $  2,647,325
                                      ------------- -------------
     f. Cash Balance End of Month
         (c + d)                      $  2,796,580  $  2,524,013
                                      ------------- -------------

                                                                    Cumulative
                                      Current Month  Prior Month   Case to Date
                                      ------------- ------------- --------------
4.   Profit/(Loss) from the Statement
      of Operations                   $   (669,971) $   (567,959) $  (5,251,978)
                                      ------------- ------------- --------------

5.   Account Receivables (Pre and Post
      Petition)                       $    157,314  $    167,791
                                      ------------- -------------

6.   Post-Petition Liabilities        $  9,208,266  $  8,327,338
                                      ------------- -------------

7.   Past Due Post-Petition Account
      Payables (over 30 days)         $          -  $          -
                                      ------------- -------------

At the end of this reporting month:                                    Yes   No
                                                                       ---   --
8.   Have any payments been made on pre-petition debt, other than       X
     payments in the normal course to secured creditors or lessors?   -----
     (if yes, attach listing including date of payment, amount of payment and name of payee) (see note 2)

9.   Have any payments been made to professionals? (if yes, attach            X
     listing including date of payment, amount of payment and name of       ----
     payee)

10.  If the answer is yes to 8 or 9, were all such payments approved    X
     by the court?                                                    -----

11.  Have any payments been made to officers, insiders, shareholders,   X
     relatives?  (if yes, attach listing including date of payment,   -----
     amount and reason for payment, and name of payee)

12.  Is the estate insured for replacement cost of assets and for       X
     general liability?                                               -----

13.  Are a plan and disclosure statement on file?                             X
                                                                            ----

14.  Was there any post-petition borrowing during this reporting              X
     period?                                                                ----


15.  Check if paid: Post-petition taxes X ;  U.S. Trustee Quarterly Fees  X
                                       ---                               ---
     Check if filing is current for: Post-petition tax reporting and tax returns  X
             ---
     (Attach explanation if post-petition taxes or U. S. Trustee Quarterly Fees are not paid, or tax return filings are not current.)

Notes:
(1) The Debtor's financial statements are not maintained on a calendar month end, they are maintained by period -- each with 4 weeks. The financial statements represented in this Monthly Operating Report cover the four-week period from October 4, 2004 through October 31, 2004. The petition was filed on July 12, 2004, so all of the activity is post-petition.

(2) On July 12, 2004 and July 14, 2004, this court entered certain orders authorizing, but not requiring, the debtor to pay certain pre- petition obligations including: accrued employee wages, salaries and contributions to employee benefit's plan, the debtor's share of certain payroll taxes, pre-petition sales, use and similar taxes in the ordinary course of business. I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:  11/19/04                                              /s/ David Pertl
      ----------                                             ---------------
                                                             David Pertl

STATEMENT OF OPERATIONS (General Business Case)

                        For the Month Ended             10/31/04
                                                        --------
           Current Month
--------------------------------------                                                           Cumulative         Next Month
  Actual     Forecast        Variance                                                           Case to Date         Forecast
  ------     --------        --------                                                           ------------        ----------
                                                 Revenues:
$ 4,822,595  $ 4,806,039   $    16,556        1  Gross Sales                                    $ 20,697,784     $   4,820,589
-----------  -----------   -----------                                                          ------------     -------------
                           $       -          2  less: Sales Returns & Allowances
-----------  -----------   -----------                                                          ------------     -------------
$ 4,822,595  $ 4,806,039   $    16,556        3  Net Sales                                      $ 20,697,784     $   4,820,589
-----------  -----------   -----------                                                          ------------     -------------
$ 2,917,202  $ 2,901,722   $   (15,480)       4  less: Cost of Goods Sold (Note 1)(Schedule 'B')$ 12,089,295     $   2,903,833
-----------  -----------   -----------                                                          ------------     -------------
$ 1,905,393  $ 1,904,317   $     1,076        5  Gross Profit                                   $  8,608,489       $1,916,756
-----------  -----------   -----------                                                          ------------     -------------
$       -    $       -     $       -          6  Interest                                       $       -        $        -
-----------  -----------   -----------                                                          ------------     -------------
$       221  $       -     $       221        7  Other Income:                                  $        537              $ -
-----------  -----------   -----------                        ----------------                  ------------     -------------
                           $       -          8
-----------  -----------   -----------           -------------------------------                ------------     -------------
$       -                  $       -          9
-----------  -----------   -----------           -------------------------------                ------------     -------------
$ 1,905,614  $ 1,904,317   $     1,297        10 Total Revenues                                 $  8,609,026     $   1,916,756
-----------  -----------   -----------                                                          ------------     -------------
                                              Expenses:
$    75,515  $    80,406   $     4,891        11 Compensation to Owner(s)/Officer(s)            $    301,372     $      70,807
-----------  -----------   -----------                                                          ------------     -------------
$    70,723  $   144,083   $    73,360        12 Salaries                                       $    486,402     $     104,501
-----------  -----------   -----------                                                          ------------     -------------
$       -                  $       -          13 Commissions                                    $       -
-----------  -----------   -----------                                                          ------------     -------------
$     8,200                $    (8,200)       14 Contract Labor                                 $     57,550
-----------  -----------   -----------           Rent/Lease:                                    ------------     -------------

                           $       -          15   Personal Property                            $     34,751
-----------  -----------   -----------                                                          ------------     -------------
$   720,941  $   794,069   $    73,128        16   Real Property (See Note 2)                   $  2,937,941     $     794,069
-----------  -----------   -----------                                                          ------------     -------------
$    45,399                $   (45,399)       17 Insurance                                      $    191,517
-----------  -----------   -----------                                                          ------------     -------------
$    62,123                $   (62,123)       18 Management Fees (Credit Cd. Processing)        $    251,168
-----------  -----------   -----------                                                          ------------     -------------
$   190,448  $   190,492   $        44        19 Depreciation & Amortization                    $    796,363     $     190,492
-----------  -----------   -----------
             -----------                         Taxes:                                         ------------     -------------
$    11,695                $   (11,695)       20   Employer Payroll Taxes                       $    184,615
-----------  -----------   -----------                                                          ------------     -------------
$    45,526                $   (45,526)       21   Real Property Taxes                          $    180,278
-----------  -----------   -----------                                                          ------------     -------------
$     3,070                $    (3,070)       22   Other Taxes                                  $     14,004
-----------  -----------   -----------                                                          ------------     -------------
$   217,162  $   195,386   $   (21,776)       23 Advertising                                    $    878,863     $     164,453
-----------  -----------   -----------                                                          ------------     -------------
$    14,236  $   131,760   $   117,524        24 G&A                                            $    170,205     $     230,418
-----------  -----------   -----------                                                          ------------     -------------
$    20,535  $    63,892   $    43,357        25 Interest                                       $    120,824     $      20,535
-----------  -----------   -----------                                                          ------------     -------------
$     5,708                $    (5,708)       26 Other Expenses:Legal fees & Audit              $     78,475
-----------  -----------   -----------                          ------------                    ------------     -------------
$    30,297                $   (30,297)       27 Professional Fees                              $    122,076
-----------  -----------   -----------           -------------------------------                ------------     -------------
$    17,124                $   (17,124)       28 Travel Expenses/Meals/ Ent                     $     48,137
-----------  -----------   -----------           -------------------------------                ------------     -------------
$    15,464                $   (15,464)       29 Storage                                        $     42,594
-----------  -----------   -----------           -------------------------------                ------------     -------------
$   232,550  $   324,513   $    91,963        30 Others (See Note 3)                            $    857,688     $     224,497
-----------  -----------   -----------           -------------------------------                ------------     -------------
$   276,757  $   271,980   $    (4,777)       31 Utilities                                      $  1,144,205     $     271,980
-----------  -----------   -----------           -------------------------------                ------------     -------------
$   100,976  $   100,787   $      (189)       32 Repairs & Maintenance                          $    439,137     $      98,186
-----------  -----------   -----------           -------------------------------                ------------     -------------
$     4,967                $    (4,967)       33 License & Permits                              $     18,171
-----------  -----------   -----------           -------------------------------                ------------     -------------
                           $       -          34
-----------  -----------   -----------           -------------------------------                ------------     -------------
$ 2,169,416  $ 2,297,368   $   127,952        35 Total Expenses                                 $  9,356,335     $   2,169,938
-----------  -----------   -----------                                                          ------------     -------------
$  (263,803) $  (393,051)  $   129,249        36 Subtotal                                       $   (747,310)    $    (253,182)
-----------  -----------   -----------                                                          ------------     -------------
                                                 Reorganization Items:                          ------------     -------------

$  (237,835) $  (235,000)  $     2,835        37 Professional Fees                              $   (862,752)    $    (237,835)
-----------  -----------   -----------                                                          ------------     -------------
$       -    $       -     $       -          38 Provisions for Rejected Executory Contracts    $       -        $        -
-----------  -----------   -----------                                                          ------------     -------------
$       -    $       -     $       -          39 Interest Earned on Accumulated Cash from       $       -        $        -
                                                 Resulting Chp 11 Case                          ------------     -------------

$     1,371  $       -     $     1,371        40 Gain or (Loss) from Sale of Equipment          $        288     $        -
-----------  -----------   -----------                                                          ------------     -------------
$    (3,043) $       -     $     3,043        41 U.S. Trustee Quarterly Fees                    $    (13,369)    $      (3,043)
-----------  -----------   -----------                                                          ------------     -------------
$  (169,531) $       -     $   169,531        42 Store Closure Expenses & Asset                 $ (3,631,705)    $        -
-----------  -----------   -----------                                                          ------------     -------------
                                                   Impairment Expenses                          ------------

$  (409,039) $  (235,000)  $  (174,039)       43 Total Reorganization Items                     $ (4,507,539)    $    (240,878)
-----------  -----------   -----------                                                          ------------     -------------
$  (672,841) $  (628,051)  $   (44,790)       44 Net Profit (Loss) Before Federal & State Taxes $ (5,254,848)    $    (494,060)
-----------  -----------   -----------                                                          ------------     -------------
$    (2,870)               $     2,870        45 Federal & State Income Taxes                   $     (2,870)    $        -
-----------  -----------   -----------                                                          ------------     -------------
$  (669,971) $  (628,051)  $   (41,920)       46 Net Profit (Loss)                              $ (5,251,978)    $    (494,060)
===========  ===========   ===========                                                          ============     =============

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                    Fresh Choice, Inc. (Case # 04-54318 ASW)
                      Notes to the Statement of Operations
                                      as of
                                October 31, 2004

Notes:

(1) Cost of Goods Sold includes restaurant labor and benefits which is standard for the restaurant industry.

(2)  Real Property                             Amount
                                          ---------------
     Rent Expense                                577,297
     Common Ground Maintenance                   143,645
                                          ---------------
     Total                                       720,941

(3)  Other Admin                               Amount
                                          ---------------
     Deposits Over/Short                            -561
     Cash Over                                    -1,370
     Cash Short                                    1,994
     Freight, Express, Cartage                     7,599
     Services                                     80,435
     Supplies                                    111,704
     Misc. Operating Expense                       1,014
     Auto Related Expense                          3,298
     Auto Incentive                               -2,933
     Bank Charges                                 11,777
     Penalties & Late fees                           300
     Payroll Processing Fees                       4,644
     Real Time Fee                                 8,418
     Recruiting                                    1,732
     Management Trainging & Development            4,501
                                          ---------------
     Total                                       232,550


                                                  BALANCE SHEET
                                             (General Business Case)
                                          FOr the Month Ended        10/31/04
         Assets
                                                               From Schedules        Market Value(1)
                                                               --------------        ---------------
              Current Assets

     1            Cash and cash equivalents - unrestricted                                 $ 2,796,580
                                                                                  ---------------------
     2            Cash and cash equivalents - restricted
                                                                                  ---------------------
     3            Accounts receivable (net)                          A                       $ 157,314
                                                                                  ---------------------
     4            Inventory                                          B                       $ 365,679
                                                                                  ---------------------
     5            Prepaid expenses                                                           $ 325,627
                                                                                  ---------------------
     6            Professional retainers
                                                                                  ---------------------
     7            Other:Assets Held for Sale                                               $ 3,490,318
                        --------------------------------------                    ---------------------
     8
                  --------------------------------------------                    ---------------------
     9                  Total Current Assets                                               $ 7,135,517
                                                                                  ---------------------
              Property and Equipment (Market Value)
    10            Real property                                      C                     $ 2,540,029
                                                                                  ---------------------
    11            Machinery and equipment                            D                     $ 2,668,707
                                                                                  ---------------------
    12            Furniture and fixtures                             D                     $ 2,589,191
                                                                                  ---------------------
    13            Office equipment                                   D                        $ 52,036
                                                                                  ---------------------
    14            Leasehold improvements                             D                     $ 7,196,574
                                                                                  ---------------------
    15            Vehicles                                           D                         $ 7,635
                                                                                  ---------------------
    16            Other:                                             D
                        --------------------------------------                    ---------------------
    17                                                               D
                  --------------------------------------------                    ---------------------
    18                                                               D
                  --------------------------------------------                    ---------------------
    19                                                               D
                  --------------------------------------------                    ---------------------
    20                                                               D
                  --------------------------------------------                    ---------------------
    21                  Total Property and Equipment                                      $ 15,054,171
                                                                                  ---------------------
              Other Assets
    22            Loans to shareholders
                                                                                  ---------------------
    23            Loans to affiliates
                                                                                  ---------------------
    24            Deposits (See Note 4)                                                      $ 888,283
                  --------------------------------------------                    ---------------------
    25            Intangible                                                                 $ 167,841
                  --------------------------------------------                    ---------------------
    26
                  --------------------------------------------                    ---------------------
    27
                  --------------------------------------------                    ---------------------
    28                  Total Other Assets                                                 $ 1,056,124
                                                                                  ---------------------
    29                  Total Assets                                                      $ 23,245,812
                                                                                  =====================
         NOTE:
              Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.



                                        Liabilities and Equity
                                       (General Business Case)

         Liabilities From Schedules
              Post-Petition
                  Current Liabilities
    30                  Accrued salaries and wages                                         $ 1,387,115
                                                                                  ---------------------
    31                  Payroll taxes
                                                                                  ---------------------
    32                  Real and personal property taxes
                                                                                  ---------------------
    33                  Income taxes
                                                                                  ---------------------
    34                  Sales taxes payable                                                  $ 455,264
                                                                                  ---------------------
    35                  Notes payable (short term)
                                                                                  ---------------------
    36                  Accounts payable (trade)                     A                       $ 688,901
                                                                                  ---------------------
    37                  Real property lease arrearage
                                                                                  ---------------------
    38                  Personal property lease arrearage
                                                                                  ---------------------
    39                  Accrued professional fees                                            $ 868,025
                                                                                  ---------------------
    40                  Current portion of long-term post-petition debt
                                                (due within 12 months)
                                                                                  ---------------------
    41                  Other:   Other Accrued Expense (Note 2)                            $ 3,550,940
                                 ----------------------------------------------   ---------------------
    42
                        --------------------------------------                    ---------------------
    43
                        --------------------------------------                    ---------------------
    44                  Total Current Liabilities                                          $ 6,950,244
                                                                                  ---------------------
    45            Long-Term Post-Petition Debt, Net of Current Portion                     $ 2,258,022
                                                                                  ---------------------
    46                  Total Post-Petition Liabilities                                    $ 9,208,266
                                                                                  ---------------------
              Pre-Petition Liabilities (allowed amount)
    47                  Secured claims                               F                     $ 4,793,994
                                                                                  ---------------------
    48                  Priority unsecured claims                    F                       $ 725,139
                                                                                  ---------------------
    49                  General unsecured claims                     F                     $ 2,487,790
                                                                                  ---------------------
    53                  Other Accrued Expense (Note 2)                                     $ 4,476,709
                                                                                  ---------------------
                        Long Term Liabilities (Note 3)                                       $ 109,641
                                                                                  ---------------------
    55                  Total Pre-Petition Liabilities                                    $ 12,593,273
                                                                                  ---------------------
    56                  Total Liabilities                                                 $ 21,801,539
                                                                                  ---------------------
         Equity (Deficit)
    57            Retained Earnings/(Deficit) at time of filing                          $ (41,222,568)
                                                                                  ---------------------
    58            Common/Preferred Stock                                                   $ 5,181,222
                                                                                  ---------------------
    59            Additional paid-in capital                                              $ 42,737,597
                                                                                  ---------------------
    60            Cumulative profit/(loss) since filing of case                           $ (5,251,978)
                                                                                  ---------------------
    61            Post-petition contributions/(distributions) or (draws)
                                                                                  ---------------------
    62            Market value adjustment
                                                                                  ---------------------
    63                  Total Equity (Deficit)                                             $ 1,444,273
                                                                                  ---------------------
    64   Total Liabilities and Equity (Deficit)                                           $ 23,245,812
                                                                                  =====================



                    Fresh Choice, Inc. (Case # 04-54318 ASW)
                           Notes to the Balance Sheet
                                      as of
                                October 31, 2004

Note:
-----

    (1)  Book value.

    (2)  The following is a list of Other Accrued Expenses:         Pre & Post- Petition        Pre-Petition      Post-Petition
                                                                    --------------------        ------------      -------------
         23010 Workers' Comp Payable                                             980,794                -               980,794
         23030 Accrued Credit Card Proc Fees                                      13,910                -                13,910
         23040 Accrued Bank Charges                                               14,043                -                14,043
         23050 Gift Certificate Allowance                                        569,222                -               569,222
         23070 Food Credit Liability                                             373,330                -               373,330
         23080 Mngmnt Training & Development                                           -                                    -
         23110 Accrued Payroll Processing Fee                                          -                -                   -
         23120 Closed Restaurants Payable  (502(b)(6)) estimate                3,839,272           3,839,272                -
         23121 Store Closure Reserve                                             135,846                -               135,846
         23125-6 Accrued Rent                                                    628,499             304,675            323,824
         23130 Other Accrued Liabilities                                         108,478                -               108,478
         23140 Accrued Fees-Finance                                               31,141                -                31,141
         23150 Accrued Fees-Legal                                                 50,292                -                50,292
         23170 Accrued Fees-Audit                                                 44,886                -                44,886
         23180 Accrued Fees-Tax                                                   15,989                -                15,989
         23200 Accrued Fees-Employee Litigati                                     18,000              18,000                -
         23210 Accrued Fees-Executive                                             12,290                -                12,290
         23225 Accrued Auto                                                            -                -                   -
         23240 Accrued Health Insurance-GW                                        58,893                -                58,893
         23250 Accrued Insurance                                                  32,049                -                32,049
         23300 Advertising Accrual                                               226,392                -               226,392
         23350 Interest Payable - Loc                                             40,658              11,670             28,988
         23360 Interest Payable                                                   47,015              21,101             25,914
         23390 Accrued Janitorial Expense                                          6,822                -                 6,822
         23400 Accrued Utilities                                                 374,119              92,457            281,662
         23410 Accrued Property Taxes                                            305,091             134,878            170,213
         23420 Accrued Cam                                                       100,618              54,656             45,962
                                                                    --------------------        ------------      -------------
         Total Other Accrued Expenses                                        $ 8,027,648         $ 4,476,709         $3,550,940



                                                                         Combined Amount
    (3)  The following is a list of Long Term Liabilities           Pre & Post- Petition        Pre-Petition      Post-Petition
                                                                    --------------------        ------------      -------------

         24320 Deferred Rent                                                   1,918,142                -             1,918,142
         24340 Deferred Gain On Sale                                             160,052                -               160,052
         24350 Other Non-Current Liabilities                                     179,828                -               179,828
         24390 Notes Payable-Long Term                                           109,641             109,641                -
         24400 Capital Lease-Long Term                                                 -                -                   -
                                                                    --------------------        ------------      -------------
         Total Long Term Liabilities                                         $ 2,367,663             109,641          2,258,022

    (4)  Deposits                             Amount
                        -----------------------------

         Rent Deposit                         186,356
         Alcohol Deposit                        8,000
         Other Deposit                        652,070
         Utility Deposit                       41,858
                        -----------------------------
         Total Deposit                        888,283


Fresh Choice, Inc.
Payments to Officers
Period 11, 2004

                                       Date                      Gross             Car Allowance            Total
--------------------------------------------------------------------------------------------------------------------------
Jefferson, Everett           October 8 and 22, 2004                $ 22,307.68                    -           $ 22,307.68

Pertl, David                October 8, 19 & 22, 2004               $ 14,461.52             1,107.69           $ 15,569.21

O'Shea, Tim                 October 8, 19 & 22, 2004               $ 15,384.60             1,384.62           $ 16,769.22

Miller, Joan                October 8, 19 & 22, 2004                $ 9,615.38             1,107.69           $ 10,723.07

Freedman, Tina              October 8, 19 & 22, 2004                $ 9,038.46             1,107.69           $ 10,146.15

--------------------------------------------------------------------------------------------------------------------------

Total                                                              $ 70,807.64             4,707.69           $ 75,515.33
==========================================================================================================================


                                             SCHEDULES TO THE BALANCE SHEET
                                                 (General Business Case)
                                                       Schedule A
                                          Accounts Receivable and (Net) Payable


                                                                  Accounts Receivable   Accounts Payable      Past Due
Receivables and Payables Agings                                  (Pre and Post-petition (Post-petition)    Post Petition Debt
                                                                 ====================== ================   ==================
     0 -30 Days                                                              $157,314         $688,901
                                                                 --------------------- ----------------
     31-60 Days
                                                                 --------------------- ----------------
     61-90 Days                                                                                                        $0
                                                                                       ----------------   ----------------
     91+ Days
                                                                 --------------------- ----------------
     Total accounts receivable/payable-(see note 1)                          $157,314         $688,901
                                                                 --------------------- ================
     Allowance for doubtful accounts
                                                                 ---------------------
     Accounts receivable (net)                                               $157,314
                                                                 =====================


                                                       Schedule B
                                              Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)                               Cost of Goods Sold
----------------------------------                               ------------------
                                           Inventory(ies)
                                             Balance at
                                            End of Month        Inventory Beginning of Month                    $371,911
                                                                                                        ================
                                                                 Add -
     Retail/Restaurants -                                          Net purchase                               $1,177,536
                                                                                                        ----------------
        Product for resale                          $365,294       Direct labor                               $1,733,434
                                     -----------------------                                            ----------------
                                                                   Manufacturing overhead
                                                                                                        ----------------
     Distribution -                                                Freight in
                                                                                                        ----------------
       Products for resale                                         Other:                                             $0
                                     -----------------------                                            ----------------
                                                                                                                      $0
                                                                 -------------------------------------- ----------------
     Manufacturer -
                                                                 -------------------------------------- ----------------
       Raw Materials
                                     -----------------------
       Work-in-progress                                          Less -
                                     -----------------------
       Finished goods                                              Inventory End of Month                       $365,679
                                     -----------------------                                            ----------------
                                                                   Shrinkage
                                                                                                        ----------------
     Other - Explain                                   $385        Personal Use
                                     -----------------------                                            ----------------
     Uniforms
     --------------------------------
                                                                 Cost of Goods Sold                           $2,917,202
     --------------------------------                                                                   ================
         TOTAL                                     $365,679
                                     =======================

     Method of Inventory Control                                 Inventory Valuation Methods
     Do you have a functioning perpetual inventory system?       Indicate by a checkmark method of inventory used.
             Yes  X      No
                 -----      ---------
     How often do you take a complete physical inventory?        Valuation methods -
                                                                     FIFO cost
                                                                                                       ---
       Weekly                                                        LIFO cost
                      ------                                                                           ---
       Monthly        X                                              Lower of cost or market
                      ------                                                                           ---
       Quarterly                                                     Retail method
                      ------                                                                           ---
       Semi-annually                                                 Other                             X
                      ------                                                                           ---
       Annually                                                        Explain
                      ------

Date of last physical inventory was  October 31, 2004            Standard Cost, with updates every month before inventory
                                     -----------------------     ---------------------------------------------------------

                                                                 ---------------------------------------------------------
Date of next physical inventory is   November 28, 2004
                                     -----------------------     ---------------------------------------------------------

Note:

(1) Food credit are given due to quantity discounts and/or marketing allowances. Payments are received at the end of each quarter.



                                                Schedule C
                                              Real Property

Description                                                               Cost            Market Value(1)
                                                                          ----            ---------------
      Land                                                                      $ -                    $ -
      --------------------------------------------                   ---------------    -------------------
      Building                                                          $ 3,839,333            $ 3,839,333
      --------------------------------------------                   ---------------    -------------------
      Accumulation Depreciation                                        $ (1,299,304)          $ (1,299,304)
      --------------------------------------------                   ---------------    -------------------
      --------------------------------------------                   ---------------    -------------------
      --------------------------------------------                   ---------------    -------------------
      --------------------------------------------                   ---------------    -------------------
      Total                                                             $ 2,540,029            $ 2,540,029
                                                                     ===============    ===================


                                                Schedule D
                                         Other Depreciable Assets

Description                                                               Cost            Market Value(1)
                                                                          ----            ---------------
Machinery & Equipment -
      Kitchen Equipment                                                 $ 8,883,395            $ 8,883,395
      --------------------------------------------                   ---------------    -------------------
      Equipment in Progress                                               $ 384,000              $ 384,000
      --------------------------------------------                   ---------------    -------------------
      Computer Equipment                                                $ 1,603,464            $ 1,603,464
      --------------------------------------------                   ---------------    -------------------
      Accumulation Depreciation                                        $ (8,202,152)          $ (8,202,152)
      --------------------------------------------                   ---------------    -------------------
      Total                                                             $ 2,668,707            $ 2,668,707
                                                                     ===============    ===================

Furniture & Fixtures -
      Furniture & Fixtures                                              $ 7,498,535            $ 7,498,535
      --------------------------------------------                   ---------------    -------------------
      Construction Fixtures in Progress                                    $ 69,957               $ 69,957
      --------------------------------------------                   ---------------    -------------------
      Smallwares                                                        $ 1,091,599            $ 1,091,599
      --------------------------------------------                   ---------------    -------------------
      Accumulation Depreciation                                        $ (6,070,900)          $ (6,070,900)
      --------------------------------------------                   ---------------    -------------------
      Total                                                             $ 2,589,191            $ 2,589,191
                                                                     ===============    ===================
Office Equipment -
      --------------------------------------------
      Office Equipment                                                    $ 200,842              $ 200,842
      --------------------------------------------                   ---------------    -------------------
      Accumulation Depreciation                                          $ (148,806)            $ (148,806)
      --------------------------------------------                   ---------------    -------------------
      --------------------------------------------                   ---------------    -------------------
      Total                                                                $ 52,036               $ 52,036
                                                                     ===============    ===================

Leasehold Improvements -
      Leasehold Improvement                                            $ 15,015,331           $ 15,015,331
      --------------------------------------------                   ---------------    -------------------
      Accumulation Depreciation                                        $ (7,818,757)          $ (7,818,757)
      --------------------------------------------                   ---------------    -------------------
      --------------------------------------------                   ---------------    -------------------
      --------------------------------------------                   ---------------    -------------------
      Total                                                             $ 7,196,574            $ 7,196,574
                                                                     ===============    ===================

Vehicles -
      Vehicles                                                             $ 17,344               $ 17,344
      --------------------------------------------                   ---------------    -------------------
      Accumulation Depreciation                                            $ (9,709)              $ (9,709)
      --------------------------------------------                   ---------------    -------------------
      --------------------------------------------                   ---------------    -------------------
      --------------------------------------------                   ---------------    -------------------
      Total                                                                 $ 7,635                $ 7,635
                                                                     ===============    ===================


Note:

   (1)Book Value.


                                                           Schedule E
                                                  Aging of Post-Petition Taxes
                                          (As of End of the Current Reporting Period)

Taxes Payable                              0-30 Days           31-60 Days         61-90 Days          91+ Days          Total
                                           ---------           ----------         ----------          --------          -----
Federal
        Income Tax Withholding                  $ 187,576                                                               $187,576
                                      --------------------    -------------    ------------------  ----------------  ------------
        FICA - Employee                                                                                                      $ -
                                      --------------------    -------------    ------------------  ----------------  ------------
        FICA - Employer                                                                                                      $ -
                                      --------------------    -------------    ------------------  ----------------  ------------
        Unemployment (FUTA)                                                                                                  $ -
                                      --------------------    -------------    ------------------  ----------------  ------------
        Income                                                                                                               $ -
                                      --------------------    -------------    ------------------  ----------------  ------------
        Other (Attach List)                                                                                                  $ -
                                      --------------------    -------------    ------------------  ----------------  ------------
Total Federal Taxes                             $ 187,576              $ -                   $ -               $ -      $187,576
                                      --------------------    -------------    ------------------  ----------------  ------------

State and Local
        Income Tax Withholding                                                                                               $ -
                                      --------------------    -------------    ------------------  ----------------  ------------
        Unemployment (UT)                                                                                                    $ -
                                      --------------------    -------------    ------------------  ----------------  ------------
        Disability Insurance (DI)                                                                                            $ -
                                      --------------------    -------------    ------------------  ----------------  ------------
        Empl. Training Tax (ETT)                                                                                             $ -
                                      --------------------    -------------    ------------------  ----------------  ------------
        Sales                                   $ 455,264                                                               $455,264
                                      --------------------    -------------    ------------------  ----------------  ------------
        Excise                                                                                                               $ -
                                      --------------------    -------------    ------------------  ----------------  ------------
        Real property                            $ 45,526                                                               $ 45,526
                                      --------------------    -------------    ------------------  ----------------  ------------
        Personal property                                                                                                    $ -
                                      --------------------    -------------    ------------------  ----------------  ------------
        Income                                                                                                               $ -
                                      --------------------    -------------    ------------------  ----------------  ------------
        Other (Attach List)                                                                                                  $ -
                                      --------------------    -------------    ------------------  ----------------  ------------
Total State & Local Taxes                       $ 500,790              $ -                   $ -               $ -      $500,790
                                      --------------------    -------------    ------------------  ----------------  ------------
Total Taxes                                     $ 688,366              $ -                   $ -               $ -      $688,366
                                      ====================    =============    ==================  ================  ============


                                   Schedule F
                            Pre-Petition Liabilities

                                                                      Allowed
List Total Claims For Each Classification (1)   Claimed Amount       Amount (b)
---------------------------------------------   --------------       ----------

        Secured claims  (a)                       $ 4,793,994
                                            ------------------  ----------------
        Priority claims other than taxes            $ 268,587
                                            ------------------  ----------------
        Priority tax claims                         $ 456,552
                                            ------------------  ----------------
        General unsecured claims                  $ 2,487,790
                                            ------------------  ----------------


     (a)  List total amount of claims even it under secured.

     (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.



                       Schedule G - Rental Income Information - Not applicable to General Business Cases

                                                           Schedule H
                                 Recapitulation of Funds Held as of 10/03/04 (Period End Date)

                                           Account 1           Account 2           Account 3          Account 4
                                           ---------           ---------           ---------          ---------
Bank                                  Wells Fargo             Wells Fargo      Wells Fargo         Bank of America
                                      --------------------    -------------    ------------------  ------------------
Account Type                          Concentration           Money Market     Benefits ACH Pmt.   Disbursement
                                      --------------------    -------------    ------------------  ------------------
Account No.                           4038-832325             12576708         4945091882          7313400466
                                      --------------------    -------------    ------------------  ------------------
Account Purpose                       General                 Investment       Payroll             Gifs Certificates
                                      --------------------    -------------    ------------------  ------------------
Balance, End of Month                 $         2,335,126     $   1,000,000    $           10,577  $            1,263
                                      --------------------    -------------    ------------------  ------------------

                                           Account 5           Account 6           Account 7          Account
                                           ---------           ---------           ---------          ---------
Bank                                  Wells Fargo             Wells Fargo      Wells Fargo         Cash in Registers
                                      --------------------    -------------    ------------------  ------------------
Account Type                          Accounts Payable        Payroll          Old Accounts Payable  and on hand
                                      --------------------    -------------    ------------------  ------------------
Account No.                           412-1020184             403-8832366      475-9621113
                                      --------------------    -------------    ------------------  ------------------
Account Purpose                       A/P ZBA                 Payroll ZBA      replaced by
                                                                                      412-1020184
                                      --------------------    -------------    ------------------  ------------------
Balance, End of Month                 $          (544,915) (2) $   (103,622) (2)                   $           98,150
                                      --------------------    -------------    ------------------  ------------------
Total Funds on Hand for all Accounts  $         2,796,580
                                      ====================


Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

 Note 1:The bar date has not passed, so there is no estimate for claims yet, other than what is shown on the balance sheet.

      2 The negative balance reflects a timing difference.


                              STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                            Increase/(Decrease) in Cash and Cash Equivalents
                                   For the Month Ended   10/31/04
                                                       -------------

                                                                         Actual             Cumulative
                                                                       Current Month      (Case to Date)
                                                                       -------------      --------------
     Cash Receipts
1          Rent/Leases Collected
                                                                    ------------------   -----------------
2          Cash Received from Sales                                       $ 5,218,705        $ 22,409,821
                                                                    ------------------   -----------------
3          Interest Received                                                      $ -            $ (2,762)
                                                                    ------------------   -----------------
4          Borrowings
                                                                    ------------------   -----------------
5          Funds from Shareholders, Partners, or Other Insiders
                                                                    ------------------   -----------------
6          Capital Contributions
                                                                    ------------------   -----------------
7
           --------------------------------------------             ------------------   -----------------
8
           --------------------------------------------             ------------------   -----------------
9
           --------------------------------------------             ------------------   -----------------
10
           --------------------------------------------             ------------------   -----------------
11
           --------------------------------------------             ------------------   -----------------
12              Total Cash Receipts                                       $ 5,218,705        $ 22,407,059
                                                                    ------------------   -----------------
     Cash Disbursements
13         Payments for Inventory                                           3,316,077        $ 13,689,914
                                                                    ------------------   -----------------
14         Selling                                                             81,854           $ 437,609
                                                                    ------------------   -----------------
15         Administrative                                                     142,738           $ 803,920
                                                                    ------------------   -----------------
16         Capital Expenditures                                                17,030            $ 41,952
                                                                    ------------------   -----------------
17         Principal Payments on Debt
                                                                    ------------------   -----------------
18         Interest Paid
                                                                    ------------------   -----------------
           Rent/Lease:
19              Personal Property
                                                                    ------------------   -----------------
20              Real Property                                                 152,217         $ 1,714,061
                                                                    ------------------   -----------------
           Amount Paid to Owner(s)/Officer(s)
21              Salaries                                                       75,515           $ 278,902
                                                                    ------------------   -----------------
22              Draws
                                                                    ------------------   -----------------
23              Commissions/Royalties
                                                                    ------------------   -----------------
24              Expense Reimbursements                                         12,153            $ 43,837
                                                                    ------------------   -----------------
25              Other
                                                                    ------------------   -----------------
26         Salaries/Commissions (less employee withholding)                   149,595           $ 407,946
                                                                    ------------------   -----------------
27         Management Fees
                                                                    ------------------   -----------------
           Taxes:
28              Employee Withholding                                          258,954         $ 1,076,067
                                                                    ------------------   -----------------
29              Employer Payroll Taxes                                        142,408           $ 616,557
                                                                    ------------------   -----------------
30              Real Property Taxes                                            45,516           $ 138,147
                                                                    ------------------   -----------------
31              Other Taxes Sales Taxes                                       493,584         $ 1,505,771
                                                                    ------------------   -----------------
32         Other Cash Outflows:
                                                                    ------------------   -----------------
33              Credit Card fees                                               58,497           $ 182,920
                ---------------------------------------             ------------------   -----------------
34              Adjustment to Beginning Cash Balance                              $ -            $ (2,649)
                ---------------------------------------             ------------------   -----------------
35
                ---------------------------------------             ------------------   -----------------
36
                ---------------------------------------             ------------------   -----------------
37
                ---------------------------------------             ------------------   -----------------
38              Total Cash Disbursements:                                 $ 4,946,138        $ 20,934,954
                                                                    ------------------   -----------------
39   Net Increase (Decrease) in Cash                                        $ 272,567         $ 1,472,105
                                                                    ------------------   -----------------
41   Cash Balance, Beginning of Period                                    $ 2,524,013         $ 1,324,475
                                                                    ------------------   -----------------
43   Cash Balance, End of Period                                          $ 2,796,580         $ 2,796,580
                                                                    ==================   =================